EXHIBIT 7.04


                     THE SOFTWARE DEVELOPER'S COMPANY, INC.
                               33 Riverside Drive
                          Pembroke, Massachusetts 02359



Programmer's Paradise, Inc.
1163 Shrewsbury Avenue
Shrewsbury, New Jersey 07702


                  Re:  Acquisition of Stock of SDEV Germany


Gentlemen:
                  Reference is hereby made to that certain Agreement of Purchase and Sale of Assets, dated as of May 16, 1996 (the "Purchase Agreement"), by and among Programmer's Paradise, Inc. ("Buyer"), The Software Developer's Company, Inc. ("Seller") and Software Developer's Company GmbH ("SDEV Germany" and, together with Seller, the "Selling Parties"), pursuant to which Buyer agreed to purchase from the Selling Parties and the Selling Parties agreed to sell to Buyer substantially all of their assets, including all of the operations of SDEV Germany. In addition, pursuant to Section 1.6 of the Purchase Agreement, the parties agreed that they could agree to convert the form of the acquisition of SDEV Germany to a purchase of all of its outstanding shares in lieu of a purchase of assets. The purpose of this agreement is to set forth the terms of such purchase of shares specifically applicable due to the change from an asset to a share purchase transaction, including the manner in which such share purchase shall be consummated and the deliveries to be made in connection with such purchase.

                  Accordingly, Seller hereby agrees to sell to Buyer or its assigns, on the Release Date (as defined below), all of the outstanding equity (the "Shares") of SDEV Germany, on the following terms and conditions (with all capitalized terms used herein and not otherwise defined having the meanings ascribed to such terms in the Purchase Agreement):


                  1. At the Closing under the Purchase Agreement, $400,000 of the Purchase Price shall be delivered to Golenbock, Eiseman, Assor & Bell, as Escrow Agent, to be held and released in accordance with the terms of the Stock Acquisition Escrow Agreement attached hereto (the "Share Escrow"). The date of release to Seller thereunder is referred to herein as the "Release Date". For purposes of the Purchase Agreement, the transfer of the Shares shall be effective at and as of the Closing under the Purchase Agreement, and the operations of SDEV, including without limitation, profits and losses, shall be for the account of Buyer from and after such date (subject to the consummation of the transfer of the Shares as herein provided).

                  2. Seller shall, prior to July 22, 1996, prepare, file and record, and cause to be notarized and sealed, all documentation necessary to transfer the Shares to Buyer, which documentation shall be effective to transfer the Shares to Buyer free and clear of any and all Liens and shall be satisfactory as to form and content to Buyer and its German counsel (the "Transfer Documentation").

                  3. Seller has delivered to Buyer financial statements of SDEV Germany as of and for the periods ended March 31, 1996 and 1995 and the Buyer Control Date, and such balance sheet as of the Buyer Control Date shall be deemed included within the term "Balance Sheet", and such financial statements shall be deemed included within references to financial statements of Seller or the Selling Parties for purposes of the Purchase Agreement. As of the Release Date, the available net operating loss of SDEV Germany shall be at least $1,150,000, without expiration.

                  4. Seller has agreed to indemnify and hold Buyer harmless from, against and in respect of, and shall on demand reimburse Buyer for, any and all loss, liability, damage, or deficiency suffered or incurred by Buyer in respect of or in connection with any liabilities of or to Seller or any other member of the consolidated group of which Seller is a member (other than SDEV Germany) arising out of such status as a member of such group.

                  5. There shall be delivered to Buyer on the Release Date:

                                (a) a stock certificate representing the Shares, registered in the name of Buyer or its assignee, in proper form, together copies of notations, seals and recordations of all appropriate public and private registrars, clerks and other authorities reflecting that such transfer has been made;

                                (b) the opinion of Coopers & Lybrand LLP or other independent certified auditors reasonably acceptable to Buyer, confirmed by Ernst & Young LLP, in form and substance acceptable to Buyer, that the net operating losses of SDEV Germany as of the Release Date shall be equal to at least $1,150,000, all of which shall thereafter be able to be utilized by Buyer's existing German subsidiaries without expiration;



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                                (c) confirmation  reasonably acceptable to Buyer
         and Seller that Seller shall have contributed to SDEV Germany and that SDEV Germany shall have retained an amount of cash equal to all intercompany obligations owed by SDEV Germany to Seller or any affiliate thereof;

                                (d) the opinion of Haarmann, Hemmelrath & Partner, in form and substance acceptable to Buyer, that (i) the Transfer Documentation is sufficient to transfer to Buyer all right, title and interest in and to the Shares, free and clear of any and all Liens and as otherwise contemplated by this Agreement and the Purchase Agreement with respect to the Purchased Assets, (ii) the transfer of the Shares has been properly recorded on all appropriate public and private registrars;

                                (e) a certificate of the Managing Director of SDEV Germany, certifying to the articles of organization, bylaws, authorizing resolutions, existence and good standing of SDEV Germany;

                                (f) a certificate of the Selling Parties as to the truth of Sections 4.1, 4.2 and 4.3 of the Purchase Agreement on the Release Date; and

                                (g) a copy (in paper and electronic form) of the Mailing List of SDEV Germany, and possession and control over all other assets of SDEV Germany.

                  6. If for any reason the Release Date shall not occur prior to the close of business on July 22, 1996, (a) all obligations of Buyer to assume any obligations and make any payments in respect of the operations or employees of SDEV Germany by reason of its agreemnet to purchase the Shares shall cease,
(b) Buyer shall be deemed as of the date hereof to have consummated the purchase of the operations of SDEV Germany and Purchased Assets and Assumed Liabilities relating thereto as an asset transaction in accordance with the Purchase Agreement. In such event, the purchase price for such assets shall be $135,000, payable by Buyer from the Share Escrow against receipt of instruments of transfer and other closing documents with respect to such purchase as shall be comparable to those delivered to Buyer in connection with the purchase of Seller's United States assets (modified for the German context) and such other documents as Buyer shall reasonably request. At such time as the Escrow Agent shall deliver to Seller the purchase price for the Purchased Assets of SDEV Germany as aforesaid, the Escrow Agent shall deliver to Buyer the balance of the Share Escrow held by it.

                  7.  This  Agreement  shall be  deemed  a part of the  Purchase
Agreement,   and  the  representations,   warranties,   covenants,   agreements,
indemnities, rights and benefits contained


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therein  shall be  applicable  to the Shares as a  Purchased  Asset and  assets, liabilities and operations of SDEV Germany as contemplated by the Purchase Agreement.

                  8. At any time and from time to time after the date hereof, at Buyer's request, and without further consideration therefor, each of the Selling Parties will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as Buyer may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Buyer or its assignee, and to confirm Buyer's or such assignee's title to, all of the Shares, and to assist Buyer or its assignee in exercising all rights with respect thereto.


Dated as of June 28, 1996

                                                   THE SOFTWARE DEVELOPER'S
                                                   COMPANY, INC.

                                                   By: /s/ James O'Connor, Jr.
                                                      ------------------------


                                                   SOFTWARE DEVELOPER'S COMPANY,
                                                   GMBH

                                                   By: /s/ Barry N. Bycoff
                                                      ------------------------

Agreed:

PROGRAMMER'S PARADISE, INC.

By: /s/ Roger Paradis
    -----------------



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